UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2005
___________________
ODYSSEY HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-33267 (Commission File Number)	43-1723043 (I.R.S. Employer Identification Number)

717 North Harwood Street, Suite 1500 Dallas, Texas (Address of principal executive offices)		75201 (Zip Code)
Registrant’s telephone number, including area code: (214) 922-9711
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On August 1, 2005, Odyssey HealthCare, Inc. (the “Company”) entered into new Employment Agreements with Deborah A. Hoffpauir, Senior Vice President and Chief Operating Officer, Brenda A. Belger, Senior Vice President — Human Resources, Kathleen A. Ventre, Senior Vice President — Clinical Affairs, and W. Bradley Bickham, Vice President and General Counsel, and a Second Amended and Restated Employment Agreement with Douglas B. Cannon, Senior Vice President and Chief Financial Officer. Following are summary descriptions of the terms of each employment agreement. Such summaries are not intended to be complete and are qualified in their entirety by the complete text of the applicable employment agreement.
Employment Agreement of Deborah A. Hoffpauir
     Ms. Hoffpauir’s employment agreement provides that the term of her employment as Senior Vice President and Chief Operating Officer commences on August 1, 2005 and continues until July 31, 2008, with automatically renewing one-year terms thereafter unless ninety days prior written notice is given by either party in advance of any one-year renewal period. The employment agreement further provides for an annual base salary of $309,000, which is subject to annual review by the Board of Directors of the Company (the “Board”) and may be increased in the Board’s discretion. The employment agreement also provides for an annual bonus to be determined by the Board based on the Company achieving certain performance goals. In addition, the employment agreement provides that Ms. Hoffpauir is eligible to participate in all benefit programs for which other executives are generally eligible. Under her employment agreement, the Company may terminate Ms. Hoffpauir’s employment for cause or without cause. If Ms. Hoffpauir’s employment is terminated without cause or she resigns for good reason:
•	she will be entitled to receive severance payments equal to her base salary, payable in bi-weekly payments, in accordance with the Company’s regular payroll practice, until the anniversary of her date of termination;

•	she will be entitled to receive her pro rata share of any annual bonus to which she would have been entitled through the date of termination, payable at such time as the Company pays other executives of the Company annual bonuses for the calendar year in which her date of termination occurs;

•	if she is entitled to coverage under the medical, prescription and dental portions of the Company’s welfare plans, she will be entitled to continuation of such coverage for her and her dependents until the later of the anniversary of her date of termination or July 31, 2008; and

•	all vested stock options granted to Ms. Hoffpauir shall remain exercisable for a period of at least ninety days following the date of her termination.

     If within two years following a change of control Ms. Hoffpauir is terminated without cause or resigns for good reason, she will be entitled to similar severance payments as if she had been terminated without cause prior to a change of control. However, the period for which she will be entitled to severance payments will be the later of the anniversary of her date of termination or the second anniversary of the date of the change of control. The employment agreement also contains confidentiality provisions as well as a covenant not to compete during the employment term and continuing until the first anniversary of the date of termination.
Employment Agreement of Brenda A. Belger
     Ms. Belger’s employment agreement provides that the term of her employment as Senior Vice President – Human Resources commences on August 1, 2005 and continues until July 31, 2006, with automatically renewing one-year terms thereafter unless ninety days prior written notice is given by either party in advance of any one-year renewal period. The employment agreement further provides for an annual base salary of $185,400, which is subject to annual review by the Board and may be increased in the Board’s discretion. The employment agreement also provides for an annual bonus to be determined by the Board based on the Company achieving certain performance goals. In addition, the employment agreement provides that Ms. Belger is eligible to participate in all benefit programs for which other executives are generally eligible. Under her employment agreement, the Company may terminate Ms. Belger’s employment for cause or without cause. If Ms. Belger’s employment is terminated without cause or she resigns for good reason:
•	she will be entitled to receive severance payments equal to her base salary, payable in bi-weekly payments, in accordance with the Company’s regular payroll practice, until the anniversary of her date of termination, provided that such payments shall be reduced by the amount of any payments she receives as a result of employment by another person during such period;

•	she will be entitled to receive her pro rata share of any annual bonus to which she would have been entitled through the date of termination, payable at such time as the Company pays other executives of the Company annual bonuses for the calendar year in which her date of termination occurs; and

•	all vested stock options granted to Ms. Belger shall remain exercisable for a period of at least ninety days following the date of her termination.
     If within two years following a change of control Ms. Belger is terminated without cause or resigns for good reason, she will be entitled to similar severance payments as if she had been terminated without cause prior to a change of control. However, the period for which she will be entitled to severance payments will be the later of the anniversary of her date of termination or the second anniversary of the date of the change of control. The employment agreement also contains confidentiality provisions as well as a covenant not to compete during the employment term and continuing until the first anniversary of the date of termination.

Employment Agreement of Kathleen A. Ventre
     Ms. Ventre’s employment agreement provides that the term of her employment as Senior Vice President – Clinical Affairs commences on August 1, 2005 and continues until July 31, 2006, with automatically renewing one-year terms thereafter unless ninety days prior written notice is given by either party in advance of any one-year renewal period. The employment agreement further provides for an annual base salary of $185,400, which is subject to annual review by the Board and may be increased in the Board’s discretion. The employment agreement also provides for an annual bonus to be determined by the Board based on the Company achieving certain performance goals. In addition, the employment agreement provides that Ms. Ventre is eligible to participate in all benefit programs for which other executives are generally eligible. Under her employment agreement, the Company may terminate Ms. Ventre’s employment for cause or without cause. If Ms. Ventre’s employment is terminated without cause or she resigns for good reason:
•	she will be entitled to receive severance payments equal to her base salary, payable in bi-weekly payments, in accordance with the Company’s regular payroll practice, until the anniversary of her date of termination, provided that such payments shall be reduced by the amount of any payments she receives as a result of employment by another person during such period;

•	she will be entitled to receive her pro rata share of any annual bonus to which she would have been entitled through the date of termination, payable at such time as the Company pays other executives of the Company annual bonuses for the calendar year in which her date of termination occurs; and

•	all vested stock options granted to Ms. Ventre shall remain exercisable for a period of at least ninety days following the date of her termination.
     If within two years following a change of control Ms. Ventre is terminated without cause or resigns for good reason, she will be entitled to similar severance payments as if she had been terminated without cause prior to a change of control. However, the period for which she will be entitled to severance payments will be the later of the anniversary of her date of termination or the second anniversary of the date of the change of control. The employment agreement also contains confidentiality provisions as well as a covenant not to compete during the employment term and continuing until the first anniversary of the date of termination.
Employment Agreement of W. Bradley Bickham
     Mr. Bickham’s employment agreement provides that the term of his employment as Vice President and General Counsel commences on August 1, 2005 and continues until July 31, 2007, with automatically renewing one-year terms thereafter unless ninety days prior written notice is given by either party in advance of any one-year renewal period. The employment agreement further provides for an annual base salary of $206,000, which is subject to annual review by the Board and may be increased in the Board’s discretion. The employment agreement also provides for an annual bonus to be determined by the Board based on the Company achieving certain performance goals. In addition, the employment agreement provides that Mr. Bickham is eligible to participate in all benefit programs for which other executives are generally eligible. Under his employment agreement, the Company may terminate Mr. Bickham’s employment for cause or without cause. If Mr. Bickham’s employment is terminated without cause or he resigns for good reason:
•	he will be entitled to receive severance payments equal to his base salary, payable in bi-weekly payments, in accordance with the Company’s regular payroll practice, until the anniversary of his date of termination;

•	he will be entitled to receive his pro rata share of any annual bonus to which he would have been entitled through the date of termination, payable at such time as the Company pays other executives of the Company annual bonuses for the calendar year in which his date of termination occurs;

•	if he is entitled to coverage under the medical, prescription and dental portions of the Company’s welfare plans, he will be entitled to continuation of such coverage for him and his dependents until the later of the anniversary of his date of termination or July 31, 2007; and

•	all vested stock options granted to Mr. Bickham shall remain exercisable for a period of at least ninety days following the date of his termination.
     If within two years following a change of control Mr. Bickham is terminated without cause or resigns for good reason, he will be entitled to similar severance payments as if he had been terminated without cause prior to a change of control. However, the period for which he will be entitled to severance payments will be the later of the anniversary of his date of termination or the second anniversary of the date of the change of control. The employment agreement also contains confidentiality provisions as well as a covenant not to compete during the employment term and continuing until the first anniversary of the date of termination.
Second Amended and Restated Employment Agreement of Douglas B. Cannon
     Effective as of August 1, 2005, the Company amended and restated its employment agreement with Mr. Cannon, which was originally entered into on March 1, 1999 and was previously amended and restated effective as of February 28, 2002. Mr. Cannon’s new employment agreement provides that the term of his employment as Senior Vice President and Chief Financial Officer commences on August 1, 2005 and continues until July 31, 2008, with automatically renewing one-year terms thereafter unless ninety days prior written notice is given by either party in advance of any one-year renewal period. The employment agreement further provides for an annual base salary of $293,550, which is subject to annual review by the Board and may be increased in the Board’s discretion. The employment agreement also provides for an annual bonus to be determined by the Board based on the Company achieving certain performance goals. In addition, the employment agreement provides that Mr. Cannon is eligible to participate in all benefit programs for which other executives are generally eligible. Under his employment agreement, the Company may terminate Mr. Cannon’s employment for cause or without cause. If Mr. Cannon’s employment is terminated without cause or he resigns for good reason:
•	he will be entitled to receive severance payments equal to his base salary, payable in bi-weekly payments, in accordance with the Company’s regular payroll practice, until the anniversary of his date of termination;

•	he will be entitled to receive his pro rata share of any annual bonus to which he would have been entitled through the date of termination, payable at such time as the Company pays other executives of the Company annual bonuses for the calendar year in which his date of termination occurs;

•	if he is entitled to coverage under the medical, prescription and dental portions of the Company’s welfare plans, he will be entitled to continuation of such coverage for him and his dependents until the later of the anniversary of his date of termination or July 31, 2008; and

•	all vested stock options granted to Mr. Cannon shall remain exercisable for a period of at least ninety days following the date of his termination.
     If within two years following a change of control Mr. Cannon is terminated without cause or resigns for good reason, he will be entitled to similar severance payments as if he had been terminated without cause prior to a change of control. However, the period for which he will be entitled to severance payments will be the later of the anniversary of his date of termination or the second anniversary of the date of the change of control. The employment agreement also contains confidentiality provisions as well as a covenant not to compete during the employment term and continuing until the first anniversary of the date of termination.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY HEALTHCARE, INC.
Date: August 5, 2005	By:	/s/ Richard R. Burnham
Richard R. Burnham
President and Chief Executive Officer